DIVESTMENTS AND ASSETS HELD FOR SALE	6 Months Ended
Jun. 30, 2019
Disclosure of non-current assets held for sale and discontinued operations [Abstract]
DIVESTMENTS AND ASSETS HELD FOR SALE
NOTE 4 – DIVESTMENTS AND ASSETS HELD FOR SALE
Divestments
On May 7, 2018, the European Commission approved the acquisition of Ilva. As part of the approval, ArcelorMittal agreed to divest certain of its European assets (“Ilva remedies”) which are part of the Europe reportable segment. The Ilva remedies are comprised of the following three divestment packages.

The Dudelange and Liège divestment package is composed of ArcelorMittal Dudelange and certain finishing facilities of ArcelorMittal Liège in Belgium including the hot dipped galvanizing lines 4 and 5 in Flémalle, hot-rolled pickling, cold rolling and tin packaging lines in Tilleur.

The Galati divestment package is mainly composed of the integrated steel making site of ArcelorMittal Galati S.A., ArcelorMittal Tubular Products Galati SRL, both in Romania, ArcelorMittal Skopje AD in North Macedonia and ArcelorMittal Piombino S.p.A. in Italy, the Company’s only galvanizing steel plant in Italy.

The Ostrava divestment package is mainly composed of the integrated steel making site of ArcelorMittal Ostrava a.s. and its subsidiary, ArcelorMittal Tubular Products Ostrava a.s.

On June 30, 2019, ArcelorMittal completed the sale of the Ilva remedies to Liberty House Group ("Liberty"). The total consideration which consists of amounts payable upon closing and deferred consideration in part contingent upon certain criteria, net of €110 million (125) deposited in escrow is €740 million (842) subject to customary closing adjustments. Of this total amount, €610 million (694) was received on June 28, 2019. The escrow is to be used by Liberty for certain capital expenditure projects to satisfy commitments given in the EC approval process.

During 2019, prior to the completion of the disposal, the Company recorded an impairment charge in cost of sales of 497 to adjust the carrying amount of the disposal group to the sale proceeds of 692 including a cash consideration of 518 (694, net of cash disposed of 34, the escrow deposit of 125 and proceeds of 17 paid to a joint venture of the Company) and 174 outstanding recognized at present value and fair value of contingent consideration. The Company also assigned receivables of 404 mainly comprised of cash pooling balances to Liberty. The fair value measurement of Ilva remedies was determined using the contract price, a Level 3 unobservable input, which was revised in the first half of 2019.

The table below provides details of the significant divestment made in 2019:

Ilva remedies
Other current assets	1,386
Property, plant and equipment	178
Other assets	11
Total assets	1,575
Current liabilities	1,046
Other long-term liabilities	241
Total liabilities	1,287
Total net assets	288
Assigned receivables	404
Net assets disposed	692
Cash consideration received, net of escrow deposit and cash disposed	518
Consideration receivable	174
Reclassification of foreign exchange translation difference	72
Gain on disposal	72

Assets held for sale
The assets and liabilities of the Steelton facility in the United States remained classified as held for sale at June 30, 2019.
The table below provides details of the assets and liabilities classified as held for sale after elimination of intra-group balances in the consolidated statements of financial position:

Steelton
Total current assets	43
Property, plant and equipment	79
Total Assets	122
Total current liabilities	18
Other non-current liabilities	17
Total Liabilities	35